SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report:     June 7, 1996



                  ALANCO ENVIRONMENTAL RESOURCES CORPORATION
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            (Exact name of Registrant as specified in its charter)

               ARIZONA                                 86-0220694
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     (State of Incorporation)                     (I.R.S. Employer ID No.)

      4110 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85251
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                        (Address of Principal Offices)


                                Norman E. Meyer
                  Alanco Environmental Resources Corporation
                      4110 N. Scottsdale Road, Suite 200
                             Scottsdale, AZ 85251
               ------------------------------------------------
                    (Name and address of Agent for Service)

                                 (602) 874-0448
         ------------------------------------------------------------
          (Telephone number, including area code of Agent for Service)


ITEM 5.  OTHER MATTERS.

On May 30, 1996, Steven Davis and Bradley Gordon resigned their positions as Directors of the Registrant effective immediately. Mr. Davis and Mr. Gordon each stated that their resignations were due to the increasing demand for their time and attention arising from their positions as Chief Executive Officers of rapidly growing public companies. Mr. Davis and Mr. Gordon expressed no disagreements with the remaining Board of Directors of the Registrant or Management.
                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   ALANCO ENVIRONMENTAL
                                   RESOURCES CORPORATION
                                   -----------------------------
                                   (Registrant)




                                   /s/John E. Haggar
                                   -----------------------------
                                   John E. Haggar
                                   Chief Financial Officer

Date:      6/7/96
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